Exhibit 99.1

Entegris Reports First-Quarter Results

•	Quarterly revenue of $263.4 million

•	GAAP net income of $14.9 million, or $0.11 per diluted share; Non-GAAP net income of $25.4 million, or $0.18 per diluted share

•	Repaid $25 million of long-term debt

BILLERICA, Mass., April 28, 2015 – Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s first quarter ended March 28, 2015.

The Company recorded first-quarter sales of $263.4 million. First-quarter net income of $14.9 million, or $0.11 per diluted share, included amortization of intangible assets of $12.3 million and aggregated acquisition and integration-related costs of $2.6 million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $25.4 million, or $0.18 per diluted share.

Bertrand Loy, president and chief executive officer, said: “We executed well during the first quarter, which is a seasonally soft quarter for the semiconductor industry. We grew revenue five percent from the prior year on a pro forma basis, despite the headwinds from a stronger dollar. On an operating basis, I am very pleased with our performance. We achieved our target operating model, generated an adjusted EBITDA of $55.8 million, and paid down our debt by $25 million.”

Mr. Loy added: “With the integration of ATMI virtually completed, we are now keenly focused on leveraging our broader technology and operating platform to bring to market new, highly differentiated solutions that help our customers improve their manufacturing yields.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q1-2015	Q1-2014	Q4-2014
Net sales	$263,373	$165,804	$271,633
Operating income	27,539	18,539	20,815
Operating margin	10.5%	11.2%	7.7%
Net income	$14,872	$14,312	$9,312
Earnings per share (EPS)	$0.11	$0.10	$0.07

Non-GAAP adjusted operating income	$42,458	$22,156	$42,056
Adjusted operating margin	16.1%	13.4%	15.5%
Non-GAAP net income	$25,446	$16,650	$23,818
Non-GAAP EPS	$0.18	$0.12	$0.17

Second-Quarter Outlook

For the fiscal first quarter ending June 27, 2015 the Company expects sales of $265 million to $280 million, net income of $15 million to $19 million, and net income per diluted share between $0.10 to $0.13 per share. On a non-GAAP basis, EPS is expected to range from $0.18 to $0.21 per diluted share, which reflects net income on a non-GAAP basis in the range of $25 million to $29 million, which is adjusted for expected amortization expense of approximately $12.3 million and integration expense of $2 million totaling approximately $14.3 million or $0.07 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release. CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high temperature applications.

EM provides high performance materials and specialty gas management solutions that enable high yield, cost effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

First-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the first quarter on Tuesday, April 28, 2015, at 10:00 a.m. Eastern Time. Participants should dial 719-325-2463 or toll-free 888-503-8175, referencing confirmation code 7379652. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting April 28, 2015 at 1:00 p.m. (ET) until Thursday, June 11, 2015. The replay can be accessed by using passcode 7379652 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the three months ended March 29, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the three months ended March 29, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the three months ended March 29, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Additional Risks Related to Our Business,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2014, filed with the U.S Securities and Exchange Commission on February 26, 2015, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	March 28, 2015	March 29, 2014	December 31, 2014
Net sales	$263,373	$165,804	$271,633
Cost of sales	146,837	94,452	153,713

Gross profit	116,536	71,352	117,920
Selling, general and administrative expenses	50,890	34,787	58,879
Engineering, research and development expenses	25,800	15,690	26,013
Amortization of intangible assets	12,307	2,336	12,213

Operating income	27,539	18,539	20,815
Interest expense (income), net	9,628	(194)	9,772
Other (income) expense, net	(1,733)	178	1,088

Income before income tax expense and equity in net loss of affiliates	19,644	18,555	9,955
Income tax expense	4,670	4,243	440
Equity in net loss of affiliates	102	—	203

Net income	$14,872	$14,312	$9,312

Basic net income per common share:	$0.11	$0.10	$0.07
Diluted net income per common share:	$0.11	$0.10	$0.07

Weighted average shares outstanding:
Basic	139,984	138,927	139,601
Diluted	140,740	139,706	140,433

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 28, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$341,387	$389,699
Short-term investments	3,187	4,601
Accounts receivable, net	184,734	153,961
Inventories	166,227	163,125
Deferred tax assets, deferred tax charges and refundable income taxes	30,622	30,556
Other current assets	20,192	23,713

Total current assets	746,349	765,655

Property, plant and equipment, net	313,081	313,569

Goodwill	347,605	340,743
Intangible assets, net	296,021	308,554
Deferred tax assets – non-current	4,986	5,068
Other	24,762	28,502

Total assets	$1,732,804	$1,762,091

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$75,000	$100,000
Accounts payable	55,950	57,417
Accrued liabilities	80,462	91,551
Income tax payable and deferred tax liabilities	16,631	13,552

Total current liabilities	228,043	262,520

Long-term debt, excluding current maturities	666,949	666,796
Other liabilities and deferred tax liabilities	83,297	84,334
Shareholders’ equity	754,515	748,441

Total liabilities and shareholders’ equity	$1,732,804	$1,762,091

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended
	March 28, 2015	March 29, 2014
Operating activities:
Net income	$14,872	$14,312
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,319	7,832
Amortization	12,307	2,336
Stock-based compensation expense	2,258	1,877
Other	75	843

Changes in operating assets and liabilities:

Trade accounts and notes receivable	(32,246)	(7,217)
Inventories	(7,512)	(7,545)
Accounts payable and accrued liabilities	(5,962)	(3,554)
Income taxes payable and refundable income taxes	3,241	2,012
Other	(484)	1,516

Net cash (used in) provided by operating activities	(132)	12,412

Investing activities:
Acquisition of property and equipment	(20,488)	(13,780)
Proceeds from sale and maturities of investments	741	—
Other	319	395

Net cash used in investing activities	(19,428)	(13,385)

Financing activities:
Payments on long-term debt	(25,000)	—
Issuance of common stock	520	—
Taxes paid related to net share settlement of equity awards	(2,053)	(1,989)
Other	135	244

Net cash used in financing activities	(26,398)	(1,745)

Effect of exchange rate changes on cash	(2,354)	(47)

Decrease in cash and cash equivalents	(48,312)	(2,765)
Cash and cash equivalents at beginning of period	389,699	384,426

Cash and cash equivalents at end of period	$341,387	$381,661

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended
Net sales	March 28, 2015	March 29, 2014	December 31, 2014
Critical Materials Handling	$167,468	$145,569	$166,207
Electronic Materials	95,905	20,235	105,426

Total net sales	$263,373	$165,804	$271,633

	Three months ended
Segment profit	March 28, 2015	March 29, 2014	December 31, 2014
Critical Materials Handling	$41,341	$30,526	$31,264
Electronic Materials	20,222	3,704	30,393

Total segment profit	61,563	34,230	61,657
Amortization of intangibles	(12,307)	(2,336)	(12,213)
Unallocated expenses	(21,717)	(13,355)	(28,629)

Total operating income	$27,539	$18,539	$20,815

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Three Months Ended
Segment Net Sales (a)	March 28, 2015 As Reported	March 29, 2014 Pro Forma(1)
Critical Materials Handling	$167,468	$156,507
Electronic Materials	95,905	94,521

Total segment net sales	$263,373	$251,028

Segment profit (b)
Critical Materials Handling	$41,341	$33,575
Electronic Materials	20,222	23,950

Total segment profit	$61,563	$57,525

(1)	The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended March 28, 2015 and March 29, 2014 in the following footnotes.

(a)	The above pro forma segment sales include amounts for the quarter ended March 29, 2014, representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI Inc. prior to the merger were $10.9 million for the quarter ended March 29, 2014. EM sales made by ATMI Inc. prior to the merger were $74.3 million for the quarter ended March 29, 2014.
(b)	The above pro forma segment profit figures include amounts for the quarter ended March 29, 2014, representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH segment profits made by ATMI Inc. prior to the merger were $3.0 million for the quarter ended March 29, 2014. EM segment profits made by ATMI Inc. prior to the merger were $20.2 million for the quarter ended March 29, 2014.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended March 28, 2015
	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$263,373	$—	$263,373
Cost of sales	146,837	—	146,837

Gross profit	116,536	—	116,536
Selling, general and administrative expenses (a)	50,890	(2,612)	48,278
Engineering, research and development expenses	25,800	—	25,800
Amortization of intangible assets (b)	12,307	(12,307)	—

Operating income	27,539	14,919	42,458
Interest expense, net	9,628	—	9,628
Other income, net (c)	(1,733)	(673)	(2,406)

Income before income tax expense and equity in net loss of affiliates	19,644	15,592	35,236
Income tax expense (d)	4,670	5,018	9,688
Equity in net loss of affiliates	102	—	102

Net income	$14,872	$10,574	$25,446

Basic income per common share:	$0.11	$0.08	$0.18
Diluted income per common share:	$0.11	$0.08	$0.18
Weighted average shares outstanding:
Basic	139,984	139,984	139,984
Diluted	140,740	140,740	140,740

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

a)	Selling, general and administrative expense for the three months ended March 28, 2015 is adjusted for $2.6 million of integration costs related to the ATMI acquisition.
b)	Amortization expense for the three months ended March 28, 2015 is adjusted for $12.3 million for amortization expense related to the ATMI and prior acquisitions.
c)	Other income, net for the three months ended March 28, 2015 is adjusted for a $0.7 million loss on the impairment and sale of an equity investment.
d)	Income tax expense for the three months ended March 28, 2015 is adjusted for $5.0 million related to the adjustments noted above.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended
	March 28, 2015	March 29, 2014	December 31, 2014
Net sales	$263,373	$165,804	$271,633

Net income	$14,872	$14,312	$9,312
Adjustments to net income:
Equity in net loss of affiliates	102	—	203
Income tax expense	4,670	4,243	440
Interest expense (income), net	9,628	(194)	9,772
Other (income) expense, net	(1,733)	178	1,088

GAAP – Operating income	27,539	18,539	20,815
Transaction-related costs	—	1,281	—
Integration costs	2,612	—	9,028
Amortization of intangible assets	12,307	2,336	12,213

Adjusted operating income	42,458	22,156	42,056
Depreciation	13,319	7,832	13,632

Adjusted EBITDA	$55,777	$29,988	$55,688

Adjusted operating margin	16.1%	13.4%	15.5%
Adjusted EBITDA – as a % of net sales	21.2%	18.1%	20.5%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended
	March 28, 2015	March 29, 2014	December 31, 2014
GAAP net income	$14,872	$14,312	$9,312
Adjustments to net income:
Transaction-related costs	—	1,281	—
Integration costs	2,612	—	9,028
Net loss on impairment or sale of investment	673	—	1,710
Amortization of intangible assets	12,307	2,336	12,213
Tax effect of adjustments to net income	(5,018)	(1,279)	(8,445)

Non-GAAP net income	$25,446	$16,650	$23,818

Diluted earnings per common share	$0.11	$0.10	$0.07
Effect of adjustments to net income	$0.08	0.02	0.10
Diluted non-GAAP earnings per common share	$0.18	$0.12	$0.17

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